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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 18, 2002
                                                     -------------

                                OFFICEMAX, INC.
                                ---------------
             (Exact Name of Registrant as Specified in its Charter)


       Ohio                               1-13380             34-1573735
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(State or Other Jurisdiction         (Commission File        (IRS Employer
of Incorporation)                         Number)          Identification No.)




3605 Warrensville Center Road, Shaker Heights, Ohio        44122
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code            (216) 471-6900
                                                              --------------
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On July 18, 2002, the Registrant, OfficeMax, Inc. ("OfficeMax"), dismissed its independent accountant, PricewaterhouseCoopers LLP ("PWC"), effective upon completion of certain statutory audits of the Company's foreign subsidiaries. PWC's reports on OfficeMax's financial statements for the fiscal years ended January 26, 2002 and January 27, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During OfficeMax's two most recent fiscal years ended January 26, 2002 and January 27, 2001 and the subsequent interim period through July 18, 2002, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter of the disagreement in connection with its reports. OfficeMax has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter stating PWC's agreement is filed as an exhibit to this report.

                  On July 19, 2002, OfficeMax engaged KPMG LLP ("KPMG") to serve as OfficeMax's independent auditor for future periods. During OfficeMax's two most recent fiscal years ended January 26, 2002 and January 27, 2001 and the subsequent interim periods preceding the engagement of KPMG, neither OfficeMax nor anyone on its behalf has consulted with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on OfficeMax's financial statements, or any other matters, disagreements or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                  OfficeMax's dismissal of PWC and engagement of KPMG has been recommended by OfficeMax's Audit Committee and approved by OfficeMax's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

                  The following exhibits are filed herewith:

Exhibit No.          Description
---------------------------------

16.1                 Letter of PricewaterhouseCoopers LLP, dated
                     July 23, 2002, to the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             OFFICEMAX, INC.



                             By:   /s/ Ross H. Pollock
                                 -----------------------------------------------
                                      Ross H. Pollock
                                      Secretary

July 23, 2002


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                                 EXHIBIT INDEX


EXHIBIT           DESCRIPTION
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16.1             Letter of PricewaterhouseCoopers LLP, dated July 23, 2002, to the Securities and Exchange Commission.